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                                                                   EXHIBIT 10.37

                            p53 ASSIGNMENT AGREEMENT

p53 ASSIGNMENT AGREEMENT, effective as of July 2, 2001, among Aventis Pharmaceuticals Products Inc. (formerly Rhone-Poulenc Rorer Pharmaceuticals Inc.), a Pennsylvania corporation ("APPI"), Aventis Pharma S.A., a company organized under the laws of France ("APSA" and, together with APPI, the "Aventis Parties") ("Assignors"), having an office for the transaction of business at Route 202-206, Bridgewater, NJ, and Introgen Therapeutics Inc., a Delaware corporation ("Introgen Therapeutics"), ("Assignee"), having an office for the transaction of business at 301 Congress Avenue, Austin, Texas.

                                   WITNESSETH

WHEREAS, Assignors and Assignee have entered into a Restated p53 and K-ras Agreement, dated as of June 30, 2001 (the "Restated Agreement"; capitalized terms used herein and not otherwise defined herein having the respective meanings given in the Restated Agreement), providing for the restructuring of the Original p53 Agreement and the Original K-ras Agreement, so that Introgen Therapeutics takes over from the Aventis Parties the further development and commercialization of the gene therapy products for the delivery of the p53 and K-ras inhibition genes, including the INGN 201 product, and that Aventis retain a potential economic upside in those products by making an additional equity investment in Introgen Therapeutics; and

WHEREAS, pursuant to Section 2.3.2 of the Restated Agreement, Assignors have agreed to enter into this Assignment Agreement providing for the assignment of Assignor of the (i) p53 Materials; (ii) p53 Documentation; and (iii) INDs with respect to INGN 201 ("Assigned Matter") as provided under Section 2.3.1 of the Restated Agreement;

NOW, THEREFORE, for and in consideration of the mutual consideration provided for in the Restated Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the terms and conditions of the Restated Agreement, the parties hereto agree as follows:

1. Assignment of Rights. Each Assignor hereby assigns and relinquishes its right, title and interest, that any Assignor may have with respect to or in connection with the (i) p53 Materials; (ii) p53 Documentation; and (iii) INDs with respect to INGN 201 under Section 2.3.2 of the Restated Agreement unless otherwise required to retain such rights and obligations under a Third Party Agreement or by law and as further limited in Sections 2.3.1, 2.3.4, 7.2 and 7.3 of the Restated Agreement.

3. Representations and Warranties. The Assignors are not making any representations or warranties of any nature or kind with respect to the Assigned Materials, except as expressly made and contained in the Restated Agreement.

4. Conflicts with Restated Agreement. In the event that any provision of this Agreement is construed to conflict with a provision of the Restated Agreement, the provision in the Restated Agreement shall be deemed controlling.




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5. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof which would require the application of the laws of a jurisdiction other than New York.

IN WITNESS WHEREOF, each party hereto has caused this Assignment and Assumption Agreement to be duly executed by its duly authorized officer effective as of the date indicated above.



INTROGEN THERAPEUTICS, INC.            AVENTIS PHARMACEUTICALS PRODUCTS INC.


By: /s/ David Nance                    By: /s/ Thomas Hofstaetter
   -------------------------------        --------------------------------------

Name: David Nance                      Name: Dr. Thomas Hofstaetter
     -----------------------------          ------------------------------------

Title: CEO                             Title: Senior Vice President
      ----------------------------           -----------------------------------


                                       AVENTIS PHARMA S.A.

                                       By: /s/ Francois Meyer
                                          --------------------------------------

                                       Name: Francois Meyer
                                            ------------------------------------

                                       Title: SVP DIA France, Head of Gencell
                                             -----------------------------------




                  [SIGNATURE PAGE TO p53 ASSIGNMENT AGREEMENT]